UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 6, 2014
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

Item 1.01.	Entry into a Material Definitive Agreement

On May 6, 2014, Rayonier Inc. (the “Company”), Rayonier TRS Holdings Inc. (“TRS”) and Rayonier Operating Company LLC (“ROC”) entered into an amendment (the “Revolving Credit Agreement Amendment”) to their Amended and Restated Five-Year Revolving Credit Agreement, dated as of October 11, 2012 (the “Revolving Credit Agreement”) with Credit Suisse AG, as administrative agent, and the other parties thereto. Entry into the Revolving Credit Agreement was previously disclosed on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 17, 2012.
On May 6, 2014, the Company, TRS and ROC also entered into an amendment (the “Term Loan Agreement Amendment,” and together with the Revolving Credit Agreement Amendment, the “Amendments”) to their Credit Agreement, dated as of December 17, 2012 (the “Term Loan Agreement,” and together with the Revolving Credit Agreement, the “Credit Agreements”) with CoBank, ACB, as administrative agent, and the other parties thereto. Entry into the Term Loan Agreement was previously disclosed on a Current Report on Form 8-K filed with the SEC on December 19, 2012.
The Amendments amend the Credit Agreements to permit certain transactions, including the incurrence of debt, in connection with the Company’s proposed separation of its performance fibers business and subsequent distribution to its shareholders of all of the outstanding shares of common stock of Rayonier Advanced Materials Inc., a wholly owned subsidiary of the Company that will hold, directly or indirectly, the assets and liabilities associated with the Company’s performance fibers business.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, which are filed as Exhibit 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Amendment No. 1, dated as of May 6, 2014, among Rayonier Inc., Rayonier TRS Holdings Inc., Rayonier Operating Company LLC, the lenders party thereto and Credit Suisse AG, as administrative agent.
10.2	First Amendment Agreement, dated as of May 6, 2014, among Rayonier Inc., Rayonier TRS Holdings Inc., Rayonier Operating Company LLC, the lenders party thereto and CoBank ACB, as administrative agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President and
General Counsel
May 7, 2014

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
10.1	Amendment No. 1, dated as of May 6, 2014, among Rayonier Inc., Rayonier TRS Holdings Inc., Rayonier Operating Company LLC, the lenders party thereto and Credit Suisse AG, as administrative agent.	Filed herewith
10.2	First Amendment Agreement, dated as of May 6, 2014, among Rayonier Inc., Rayonier TRS Holdings Inc., Rayonier Operating Company LLC, the lenders party thereto and CoBank ACB, as administrative agent.	Filed herewith

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